Exhibit 10.29

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 29, 2017, between Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Articles of Incorporation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.15.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1(a) and the closing of the surrender and exchange of the Surrendered Securities pursuant to Section 2.1(b).

“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligation to pay the Subscription Amount at such Closing, and (ii) the Company’s obligations to deliver the Securities to be issued and sold or exchanged at such Closing, in each case, have been satisfied or waived.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.00001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” shall mean Ellenoff Grossman & Schole LLP, Attention: Barry I. Grossman, Esq., facsimile: (212) 370-7889, email: bigrossman@egsllp.com.

“Conversion Shares” means shares of the Company’s Common Stock issuable upon conversion of the Shares.

“Convertible Notes” means the Convertible Notes described on Schedule 2.1 annexed hereto which Convertible Notes are tendered and exchanged by Purchasers for Shares.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“End Date” shall have the meaning ascribed to such term in Section 4.9.

“Equity Line of Credit” shall have the meaning ascribed to such term in Section 4.9.

“Escrow Agent” means Signature Bank, and any successor thereto in accordance with the Escrow Agreement.

“Escrow Agreement” means the escrow agreement by and among the Company, Palladium Capital Advisors LLC and the Escrow Agent to be employed in connection with the sale of the Securities, a copy of which is annexed hereto as Exhibit C.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, directors, employees, or consultants of the Company prior to and after the Closing Date in the amounts and on the terms set forth on Schedule 3.1(g), (b) securities upon the exercise or exchange of or conversion of Securities issued hereunder or Company securities issued in the IPO (subject to adjustment for forward and reverse stock splits and the like that occur after the date hereof) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities and the principal terms thereof are set forth on Schedule 3.1(g), (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be intended to provide to the Company substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued or issuable pursuant to this Agreement, the Shares, or the Warrants, or upon exercise or conversion of any such securities.

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“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(ff).

“FDCA” shall have the meaning ascribed to such term in Section 3.1(ff).

“Financial Statements” means audited financial statements of the Company for the years ended December 31, 2015 and 2016 and unaudited financial statements for the quarter ended March 31, 2017contained in the IPO Registration Statement.

“GAAP” shall mean United States generally accepted accounting principals applied on a consistent basis.

“G&M” means Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

“Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $250,000 other than (i) trade accounts and liabilities payable incurred by the Company and its Subsidiaries in the ordinary course of business or (ii) debt financing from a licensed United States bank regularly engaged in such lending activity, and (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, but excluding trade accounts and liabilities payable incurred by the Company and its Subsidiaries in the ordinary course of business; and (z) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with generally accepted accounting principles. Upon closing, neither the Company nor any Subsidiary will be in default with respect to any Indebtedness.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“IPO” shall mean the initial public offering of the Company’s securities which must raise a minimum of $6,100,000 of net proceeds pursuant to the terms and conditions described in the IPO Registration Statement.

“IPO Price” shall mean the price per unit in the IPO.

“IPO Registration Statement” shall mean the Company’s Registration Statement on Form S-1 (Commission File No. 333-214048), including all exhibits thereto annexed hereto as Exhibit F.

“IPO Warrant Exercise Price” shall mean the exercise price of the warrants issued in the IPO.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(d).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

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“Listing Default” shall have the meaning ascribed to such term in Section 4.9.

“Majority in Interest” shall have the meaning ascribed to such term in Section 5.5.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(aa).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(bb).

“Offering” shall mean the offer and sale of the Shares and Warrants as described in Section 2.1(a).

“Offering Amount” shall have the meaning ascribed to such term in Section 2.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Per Share Purchase Price” shall mean $4.14.

“Placement Agent” shall mean Palladium Capital Advisors LLC.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition, whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit D attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Conversion Shares and Warrant Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Regulation D” means Regulation D under the Securities Act.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including but not limited to any Underlying Shares issuable upon conversion in full of the Shares and the interest that could accrue through the term thereof and the Warrant Shares issuable upon exercise of the Warrants, ignoring any conversion or exercise limits set forth therein.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Warrants, and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.00001, of the Company, held by Tallikut Pharmaceuticals, Inc.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, par value $0.00001, of the Company, subject to the terms contained in the Certificate of Designation.

“Share Purchase Price” shall have the meaning ascribed to such term in Section 2.1(a).

“Shares” means the shares of Series B Preferred Stock issued to the Purchasers pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser purchasing Shares and Warrants pursuant to Section 2.1(a), the aggregate cash amount in United States dollars and in immediately available funds to be paid for the Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount.”.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. Representations, undertakings and obligations set forth in this Agreement shall be applicable only to Subsidiaries which exist or have existed at the applicable and relevant time.

“Surrendered Securities” means the Convertible Notes.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges: the NYSE MKT LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Escrow Agreement, all exhibits and schedules thereto and hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means the transfer agent for the Common Stock, and any successor transfer agent of the Company. As of the Closing Date, the Company is the Transfer Agent.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Shares and upon exercise of the Warrants in accordance with the terms of the Warrants.

“Variable Priced Equity Linked Instruments” shall have the meaning ascribed to such term in Section 4.9.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.9.

“Waivers” shall mean the waivers and consents as described in Section 2.2(a)(viii) in the forms annexed hereto as Exhibit G.

“Warrants” means the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Article II hereof, in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1          Closing; Exchange.

(a)          On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each of the Purchasers, severally and not jointly, agrees to purchase the Shares and the Warrants as an immediately separated unit for an aggregate purchase price of $2,500,000 (“Share Purchase Price”) at a price (for each Share and Warrant collectively) equal to the Per Share Purchase Price. Prior to the Closing, each Purchaser shall deliver to the Escrow Agent such Purchaser’s cash Subscription Amount as set forth on the signature page hereto executed by such Purchaser by a wire transfer of immediately available funds.

(b)          Separately on the Closing Date, the applicable Purchasers shall surrender to the Company for exchange pursuant to Section 3(a)(9) of the Securities Act such Purchaser’s Surrendered Securities (in type and amounts described on Schedule 2.1), which Surrendered Securities will be exchanged by Purchasers for Shares as in the amounts set forth on Schedule 2.1.

(c)          On the Closing Date, the Company shall deliver to each Purchaser a certificate representing the number of Shares and Warrants purchased by each such Purchaser at the Closing together, as applicable, with a separate certificate representing the number of Shares to be issued to Purchasers pursuant to the surrender and exchange of the Surrendered Securities as provided for Section 2.1(b).

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(d)          The Company and each Purchaser shall also deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of G&M or such other location or by remote exchange of electronic documentation as the parties shall mutually agree. Notwithstanding anything herein to the contrary, the Closing Date shall occur on or before July 21, 2017 (such outside date, “Termination Date”). If the Closing is not held on or before the Termination Date: (i) all subscription documents executed by the Company or a Purchaser shall be returned to the Company or such Purchaser, as applicable, and (ii) each Subscription Amount shall be returned, without interest or deduction to the Purchaser who delivered such Subscription Amount.

2.2           Deliveries.

(a)           On the Closing Date, the Company shall deliver or cause to be delivered to the Purchasers the following:

(i)          this Agreement duly executed by the Company with the schedules and exhibits thereto;

(ii)         a certificate evidencing a number of Shares being purchased by such Purchaser at the Closing, registered in the name of such Purchaser;

(iii)        as applicable, a separate certificate evidencing a number of Shares being received by the applicable Purchaser in connection with the exchange of their Surrendered Securities;

(iv)        Warrants registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to one hundred percent (100%) of such Purchaser’s Conversion Shares (assuming the Shares calculated pursuant to clause (iii) above are fully converted at the Closing), with an initial exercise price equal to the IPO Warrant Exercise Price, subject to adjustment therein;

(v)         a legal opinion of Company Counsel in customary form satisfactory to the Purchasers and G&M;

(vi)        the Escrow Agreement duly executed by the Company, the Escrow Agent and the Placement Agent;

(vii)       the Registration Rights Agreement duly executed by the Company;

(viii)      The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 2.3(b);

(ix)         The Company shall have delivered a certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(x)          Waivers and consents from all applicable existing noteholders and stockholders of the Company.

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(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered the following:

(i)          this Agreement duly executed by such Purchaser, to the Company;

(ii)         such Purchaser’s cash Subscription Amount by wire transfer or as otherwise permitted under the Escrow Agreement, to the Escrow Agent;

(iii)        as applicable, such Purchaser’s Surrendered Securities to be exchanged for Shares, to the Company;

(iv)        the Registration Rights Agreement duly executed by such Purchaser, to the Company.

2.3           Closing Conditions.

(a)          The obligations of the Company hereunder to effect the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)        the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)          The respective obligations of a Purchaser hereunder to effect a Closing, unless waived by such Purchaser, are subject to the following conditions being met:

(i)          the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the Escrow Agent shall have received from the Purchasers funds equal to at least the Offering Amount;

(iv)        the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(v)         there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

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(vi)        from the date hereof to each respective Closing Date, trading in securities in the United States generally as reported by Bloomberg L.P. shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vii)       the Common Stock of the Company is listed for trading on the NASDAQ Capital Market and is in compliance with all such listing and continued listing requirements;

(viii)      the Closing must occur contemporaneously with the closing of the IPO, with the terms of the IPO being as set forth in the IPO Registration Statement (the Purchasers each acknowledging that the warrant coverage in the IPO shall be increased from 100% to 200% in a subsequent amendment to the IPO Registration Statement);

(ix)         the conversion of all the Series A Preferred Stock of the Company held by Tallikut Pharmaceuticals, Inc. into 490,000 shares of Common Stock on the terms and conditions set forth in the Registration Statement; and

(x)          all shares of Common Stock described on Schedule 2.3(b)(ix) are included for resale in an effective registration statement on Form S-1.

2.4           Purchaser’s Right to Terminate. Anything in any of the Transaction Documents to the contrary notwithstanding, each Purchaser has the right to demand and receive back from the Company and the Escrow Agent, such Purchaser’s Subscription Amount and any other documents delivered in connection with the Offering at any time until a Closing takes place. UNDER NO CIRCUMSTANCES WILL THE PURCHASER’S SUBSCRIPTION AMOUNT BE DELIVERED TO OR UNDER THE CONTROL OR AUTHORITY OF ANY PLACEMENT AGENT OR BROKER INCLUDING BUT NOT LIMITED TO PALLADIUM CAPITAL ADVISORS LLC. In addition, the Company must provide one (1) prior Business Days’ notice that all Closing conditions have been met and it is ready to close the Offering.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except in each case as set forth in the Disclosure Schedules or the IPO Registration Statement (which Disclosure Schedules and IPO Registration Statement shall be deemed a part hereof and shall qualify any representation made herein to which it refers and any other representation to the extent such Disclosure Schedule reasonably relates thereto, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and the Closing Date unless as of a specific date therein in which case they shall be accurate as of such date:

(a)          Subsidiaries. All of the direct and indirect subsidiaries of the Company and the Company’s ownership interests therein as of the date of this Agreement are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no Subsidiaries relevant to any component of this Agreement as of a particular date, then such reference shall not be applicable.

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(b)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects (as such prospects are disclosed in the IPO Registration Statement) or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders and creditors in connection herewith or therewith other than in connection with the Required Approvals except those filings requires to be made with the Commission and state agencies after the Closing Date. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

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(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of Form D with the Commission, (ii) such filings as are required to be made under applicable state securities laws, (iii) the Waivers, and (iv) such as may be required but which have been obtained prior to the Closing (collectively, the “Required Approvals”).

(f)          Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g)          Capitalization. The capitalization of the Company is as set forth in Schedule 3.1(g). Except as disclosed on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 3.1(g), there are no outstanding options, employee or incentive stock option plans warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except for the stock option plan annexed to Schedule 3.1(g) hereto, there is no stock option plan in effect as of the Closing Date. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)          Financial Statements. The IPO Registration Statement contains audited financial statements of the Company for the years ended December 31, 2015 and 2016 and unaudited financial statements for the quarter ended March 31, 2017 (collectively, “Financial Statements”). The Financial Statements have not been prepared in accordance with GAAP. The Financial Statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial adjustments and inclusion of footnotes which would be required pursuant to generally accepted accounting principles.

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(i)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the Financial Statements except as disclosed on Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate.

(j)          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. At no time, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(k)          Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)          Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)        Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, and as contemplated to be conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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(n)          Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made and, the payment of which is neither delinquent nor subject to penalties. The Company and Subsidiaries do not own any real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)          Intellectual Property.

(i)           The term “Intellectual Property Rights” includes:

1.          the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, “Marks'');

2.          all patents, patent applications, and inventions and discoveries that may be patentable of the Company and each Subsidiary (collectively, “Patents'');

3.          all copyrights in both unpublished works and published works of the Company and each Subsidiary (collectively, “Copyrights”);

4.          all rights in mask works of the Company and each Subsidiary (collectively, “Rights in Mask Works'');

5.          all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets''); owned, used, or licensed by the Company and each Subsidiary as licensee or licensor; and

6.          the license or right to directly or indirectly use any of the foregoing, whether perpetually or for a fixed term, whether or not subject to defeasement, and whether or not reduced to writing or otherwise memorialized.

(ii)           Agreements. Schedule 3.1(o) contains a complete and accurate list and description of all material Intellectual Property Rights and of all contracts relating to the Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $10,000 under which the Company is the licensee. There are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement.

(iii)          Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted or contemplated to be conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

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(iv)        Patents. The Company is the owner of or licensee of all right, title and interest in and to each of the Patents, free and clear of all Liens and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)         Trademarks. The Company is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks. To the Company’s knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi)        Copyrights. The Company is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of the Closing. No Copyright is infringed or, to the Company’s knowledge, has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

(vii)       Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other the Company) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

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(p)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)         Transactions With Affiliates and Employees. Except as set forth in the IPO Registration Statement, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $100,000 other than for: (i) payment of salary or consulting fees for services rendered and (ii) reimbursement for expenses incurred on behalf of the Company). A copy of all employment agreements to which the Company and any Subsidiary are parties have been filed as exhibits to the IPO Registration Statement.

(r)          Certain Fees. Except as set forth on Schedule 3.1(r), no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(r) that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(t)          Registration Rights. Except as disclosed on Schedule 3.1(t), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(u)          Application of Takeover Protections. As of the Closing Date, the Company will have taken all necessary action, if any, in order to render inapplicable as of the Closing Date and thereafter any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of the State of Delaware that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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(v)         Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(w)         Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Financial Statements and Schedule 3.1(i) set forth all outstanding liens secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

(x)          Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(y)          Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

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(z)          Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa)         Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(bb)         Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(cc)         Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The exchange of the Surrendered Securities for Shares is exempt from the registration requirements of the Securities Act by reason of the exemption provided in Section 3(a)(9) of the Securities Act.

(dd)         No General Solicitation or Integration. To the best knowledge of the Company, neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. To the best knowledge of the Company, the Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ee)         Indebtedness and Seniority. As of the date hereof, all indebtedness and Liens are as set forth on the Financial Statements and Schedule 3.1(i).

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(ff)         FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(gg)        No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(hh)       Other Covered Persons. The Company is not aware of any person (other than Palladium Capital Advisors LLC) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(ii)         Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(jj)         Survival. The foregoing representations and warranties shall survive the Closing Date.

3.2           Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

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(a)          Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable law.

(b)          Understandings or Arrangements. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts a Share or exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit E (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d)          Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(e)          Information on Company. Purchasers are not deemed to have any knowledge of any information not included in the Financial Statements or the Transaction Documents unless such information is delivered in the manner described in the next sentence.  Each Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities. In addition, such Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities.

(f)            Compliance with Securities Act; Reliance on Exemptions. Such Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(g)          No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h)          No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(i)           Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

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(k)           Pre-Existing Relationships. The Purchaser represents and warrants that: (i) the Purchaser has a prior substantial pre-existing relationship with the Company or its agents, the Purchaser is not investing in the Offering in connection with or as a result of the IPO Registration Statement or any other filing made by the Company with the Commission and (ii) no Securities were offered or sold to it by means of any form of “general solicitation” or “general advertising,” as such terms are defined in Regulation D, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or on the internet or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the Commission in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)            Non-Affiliate Status. The Purchaser represents and warrants that: (i) it is not an “affiliate” of the Company as such term is defined in Rule 405 promulgated under the Securities Act or Rule 12b-2 promulgated under the Exchange Act; (ii) during the last six months the Purchaser has not engaged in any transactions in violation of Section 16 of the Exchange Act; and (iii) the consummation of the transactions contemplated hereby will not result in any violation of Section 16 of the Exchange Act by the Purchaser.

(m)          Survival. The foregoing representations and warranties shall survive the Closing Date.

3.3           Reliance. The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          Securities Laws. The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and the Registration Rights Agreement, and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

(b)          Legend. The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

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[NEITHER] THIS SECURITY [NOR THE SECURITIES [FOR] WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  TO THE EXTENT PERMITTED BY APPLICABLE SECURITIES LAWS, THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)          Pledge. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At such Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(d)          Legend Removal. Certificates evidencing the Conversion Shares (including Conversion Shares underlying the Shares being issued in connection with the exchange described in Section 2.1(b)) and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares and Warrant Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised, or Shares are converted, at a time when there is an effective registration statement to cover the resale of the Warrant Shares or Conversion Shares, as applicable, or if such Warrant Shares or Conversion Shares, as applicable, may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares or Conversion Shares, as applicable, shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(d), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing the Conversion Shares or Warrant Shares, as applicable, issued with a restrictive legend (such fifth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Corporation shall use reasonable best efforts to deliver such shares within two (2) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. In lieu of delivering physical certificates representing the unlegended shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

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(e)          DWAC. In lieu of delivering physical certificates representing the unlegended shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the unlegended shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

(f)            Injunction. In the event a Purchaser shall request delivery of Securities as described in this Section 4.1, the Company is required to deliver such Securities, the Company may not refuse to deliver Securities based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such unlegended shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of 120% of the amount of the aggregate purchase price of the Securities intended to be subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(g)          Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Securities as required pursuant to this Agreement and after the Legend Removal Date, the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as unlegended Shares, together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Shares delivered to the Company for reissuance as unlegended shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

4.2           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

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4.3           Furnishing of Information; Public Information.

(a)          Commencing on the Closing Date and until the earliest of the time that (i) no Purchaser owns any Securities, (ii) the Warrants have expired, or (iii) five (5) years after the Closing Date, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)          At any time commencing on the Closing Date and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to 2% of the aggregate Subscription Amount and purchase price of the Surrendered Securities and Warrant Shares (based on the value allocated at the time of exchange of such Surrendered Securities and the exercise price paid for such Warrant Shares) of such Purchaser’s Securities held by such Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.4           Conversion and Exercise Procedures. The form of Notice of Conversion attached to the Certificate of Designation and form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to convert the Shares or exercise the Warrant. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Shares or exercise their Warrants. The Company shall honor conversions of the Shares and exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5           Use of Proceeds. The Company will use the net proceeds to the Company from the sale of the Shares and Warrants hereunder for general corporate purposes and working capital. The Company shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than as set forth on Schedule 4.5 and other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation (except for payments pursuant to settlement agreements entered into prior to the date hereof and disclosed in the Disclosure Schedules), (d) for payment of accrued compensation in excess of that which is disclosed in the IPO Registration Statement, or (e) in violation of the law, including FCPA or OFAC.

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4.6           Indemnification of Purchasers. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its representations, warranties or covenants under the Transaction Documents. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.7           Reservation and Listing of Securities.

(a)          The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than the Required Minimum.

(b)          If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date.

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4.8           Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.9           Subsequent Equity Sales. Except in connection with the Securities offered in this Agreement or the closing of the IPO, from the date hereof until the Shares are no longer outstanding, the Company will not, without the consent of a Majority in Interest, enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any common stock, floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, the “Variable Rate Transaction”).   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).  For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument. For so long as Shares and Warrants are outstanding, the Company will not amend the terms of any securities or Common Stock Equivalents or of any agreement outstanding or in effect as of the date of this Agreement pursuant to which same were or may be acquired without the consent of a Majority in Interest, if the result of such amendment would be at an effective price per share of Common Stock less than the higher of the Conversion Price or IPO Warrant Exercise Price in effect at the time of such amendment. Except for Exempt Issuances, for so long as Shares and Warrants are outstanding, the Company will not issue any Common Stock or Common Stock Equivalents at an effective issue price lower than the higher of IPO Price and the IPO Warrant Exercise Price without the consent of a Majority in Interest. The restrictions and limitations in this Section 4.9 are in addition to and shall apply whether or not a Purchaser exercises its rights pursuant to the Certificate of Designation.

4.10         Equal Treatment of Purchasers. Following the Closing, no consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same or substantially similar consideration is also offered, mutatis mutandis, on a ratable basis to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise. Notwithstanding the foregoing, it is agreed that the provisions of this Section 4.10 shall only apply to the purchase and sale transaction contemplated by Section 2.1(a) and not the exchange transaction contemplated by Section 2.1(b).

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4.11         Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities.

4.12         Maintenance of Property and Insurance. Until the Shares and Warrants are no longer outstanding (the “End Date”), the Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted. Until the End Date, the Company will maintain insurance coverage of the type and not less than the amount in effect as of the Closing Date.

4.13         Reporting Public Company. As of the Closing Date, the Company shall be a publicly held company subject to the reporting obligations pursuant to Section 12(g), 13 and 15(d) of the Exchange Act with a listing of its Common Stock on the NASDAQ Capital Market.

4.14         Preservation of Corporate Existence. Until the End Date, the Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

4.15         Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.16         Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

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4.17         Securities Laws Disclosure.  The Company shall, by 9:00 a.m. (New York City time) on or before the first (1st) Trading Day immediately following the Closing Date, issue a press release disclosing the material terms of the transactions contemplated hereby, and on or before the second (2nd) Trading Day immediately following the Closing Date shall file a Current Report on Form 8-K including the Transaction Documents as exhibits thereto within the time period required by the Exchange Act. From and after the issuance of such press release and Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market unless the name of such Purchaser is already included in the body of the Transaction Documents, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.18         Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly disclosed or required to be disclosed, whichever occurs first, in the Form 8-K described in Section 4.17.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed or required to be publicly disclosed, whichever occurs first, by the Company in such Form 8-K, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Letter. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are required to be disclosed in the Form 8-K described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable Securities Laws from and after the time that the transactions contemplated by this Agreement are first disclosed or required to be disclosed, whichever occurs first, in the Form 8-K described in Section 4.17, and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the filing of such Form 8-K or after the date such Form 8-K is required to have been filed, whichever occurs first.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.19         Reserved.

4.20         Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.21         Indebtedness. For so long as the Shares are outstanding, and except for Exempt Issuances, the Company will not incur any Indebtedness without the consent of the holders of a Majority in Interest of the then outstanding Shares.

4.22         Acknowledgement of Tacking. The Company acknowledges and agrees that the holding period of the Shares issued in exchange for the Surrendered Securities tacks back to the original issue date of each of such respective Surrendered Securities.

4.23         Further Registration Statements. Except as contemplated by the Registration Rights Agreement, from the date hereof until twelve (12) months after the Closing Date, the Company will not, without the consent of a Majority in Interest, file with the Commission or with state regulatory authorities any registration statements or supplements thereto registering a primary offering by the Company (other than a Registration Statement on Form S-8 or a Registration Statement on Form S-4 in connection with an acquisition by the Company), or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which Company securities are registered therein.

ARTICLE V.

MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date, provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2           Fees and Expenses. Except as expressly set forth on Schedule 3.1(r), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. The Company agrees to pay the legal fees of G&M, counsel to some of the Purchasers, in the amount of $50,000 ($15,000 of which has been paid), incurred in connection with the negotiation, preparation, execution and delivery of the Transaction Documents and Closing. The Company further agrees to pay pursuant to the Escrow Agreement the Escrow Agent fees.

5.3           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.4           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or email or facsimile transmission, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email together with a confirmation facsimile or a facsimile transmission with confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Accelerated Pharma, Inc., 36 Church Lane, Westport, CT 06880, Attn: Michael Fonstein, Chief Executive Officer, facsimile: (630) 325-4179, email: mfonstein@acceleratedpharma.com, with a copy by fax or email only to (which shall not constitute notice): Ellenoff Grossman & Schole LLP, Attention: Barry I. Grossman, Esq., facsimile: (212) 370-7889, email: bigrossman@egsllp.com, and (ii) if to the Purchasers, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, Attn: Edward M. Grushko, Esq., facsimile: (212) 697-3575.

5.5           Amendments; Waivers. No provision of this Agreement nor any other Transaction Document may be waived, modified, supplemented or amended nor consent obtained or approval deemed granted except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest (“Majority in Interest”) of the component of the affected Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement nor any other Transaction Document shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

5.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following the Closing, any Purchaser may assign, on ten (10) Business Day prior notice any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound with respect to the transferred Securities by the provisions of the Transaction Documents that apply to the “Purchasers” and is able to make each and every representation made by Purchasers in this Agreement. No assignment by a Purchaser will be allowed if the result would be an increase in the number of actual or beneficial owners of the assigned securities.

5.8           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

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5.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12         Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may, at any time prior to the Company’s performance of such obligations, rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of Shares or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Shares or Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

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5.14         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17         Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

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5.18         Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.19         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21         WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22         Equitable Adjustment. Trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement and Warrants.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Accelerated Pharma, Inc.

By:
Name: Michael Fonstein
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGE TO Accelerated Pharma, Inc.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$________________

Preferred Shares: ___________________

Warrants: ______________________

EIN Number, if applicable, will be provided under separate cover, if applicable.

[SIGNATURE PAGES CONTINUE]

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EXHIBITS AND SCHEDULES

Exhibit A	Certificate of Designation of Series B Preferred Stock
Exhibit B	Form of Warrant
Exhibit C	Escrow Agreement
Exhibit D	Registration Rights Agreement
Exhibit E	Form of Investor Questionnaire
Exhibit F	IPO Registration Statement
Exhibit G	Waivers

Schedule 2.1

Schedule 2.3(b)(ix)

Schedule 3.1(a)

Schedule 3.1(g)

Schedule 3.1(i)

Schedule 3.1(o)

Schedule 3.1(r)

Schedule 3.1(t)

Schedule 4.5

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EXHIBIT E

ACCREDITED INVESTOR QUESTIONNAIRE

IN CONNECTION WITH INVESTMENT IN PREFERRED STOCK AND WARRANTS

OF ACCELERATED PHARMA, INC.,

A DELAWARE CORPORATION

PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED JUNE ___, 2017

TO :	Accelerated Pharma, Inc.

36 Church Lane

Westport, CT 06880

Fax: (630) 325-4179

Palladium Capital Advisors, LLC

10 Rockefeller Plaza, Suite 909

New York, NY 10021

Fax: (646) 390-6328

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, Accelerated Pharma, Inc. and Palladium Capital Advisors, LLC (collectively, the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.

1.	Please provide the following information:

Name:

Name of additional purchaser:

(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

2.	Residence address, or if other than an individual, principal office address:

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Telephone number:

Social Security Number:

Taxpayer Identification Number:

3. Business address:

Business telephone number:

4. Send mail to:	Residence ______	Business _______

5.          With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

Business address:

Business telephone number:

Send Mail to:	Residence _______	Business _______

6.          Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

38

7.          Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

☐	☐
Yes	No

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

8A.           Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1           Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

☐	☐
Yes	No

8.2           Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

☐	☐
Yes	No

8.3           Are you an executive officer of the Company?

☐	☐
Yes	No

* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities.

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

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8.B        Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an accredited investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

___	(i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

___	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___	(iii) an insurance company as defined in Section 2(13) of the Act;

___	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

___	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

___	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

___	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

___	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

___	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

___	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

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9.A         Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

☐	☐
Yes	No

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B          If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

☐	☐
Yes	No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

10.         You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

☐	☐
Yes	No

If so, briefly describe:

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If so, have you completed your investigation and/or received satisfactory answers to your questions?

☐	☐
Yes	No

11.         Do you understand the nature of an investment in the Company and the risks associated with such an investment?

☐	☐
Yes	No

12.         Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

☐	☐
Yes	No

13.         Do you understand that this investment is not liquid?

☐	☐
Yes	No

14.         Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

☐	☐
Yes	No

15.         Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

☐	☐
Yes	No

16.         Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?

☐	☐
Yes	No

(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

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17.         Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ___________________________________________________

Dated: _______________, 2017

If purchaser is one or more individuals (all individuals must sign):

(Type or print name of prospective purchaser)

Signature of prospective purchaser

Social Security Number

(Type or print name of additional purchaser)

Signature of spouse, joint tenant, tenant in common or other signature, if required

Social Security Number

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Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1.          A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding home); or

2.          A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3.          A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.          A director or executive officer of the Company; or

5.          The investor is an entity, all of the owners of which are accredited investors; or

6.          (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

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EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a                                                [TYPE OF ENTITY] formed pursuant to the laws of the State of                                     . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

Name of Equity Owner	Type of Accredited Investor1

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

1	Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.

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